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EXCHANGE COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.

							       Exhibit 10.15
			      AMENDMENT 2
			Shiva/Nortel Agreement

This Second Amendment to the Agreement dated as of 15 May 1995 (the "Agreement') is made as of the 15th day of October, 1996, by and between Northern Telecom Limited ("Nortel"), on behalf of itself and its affiliates (as defined in the Agreement), a Canadian corporation having its principal place of business 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada, and Shiva Corporation ("Shiva"), a Massachusetts corporation having its principal place of business at 28 Crosby Drive, Bedford, Massachusetts, 01730, USA.

WHEREAS, Nortel and Shiva want to amend the Agreement to reflect the following changes to the original Agreement;


OEM AccessPort**************** Amendment



A ************************* of Shiva's current Shiva AccessPort*********
************* product (OEM AccessPort************** or *****************
*******) will be added to the Agreement. *********** will include ****** ******* and ********** of the AccessPort to ********* in the ***********
******** and specified *******************. Nortel will have the right to manufacture the Rapport*********** pursuant to the manufacturing rights set forth in this Amendment.


NOW, THEREFORE, the parties agree to amend the Agreement as follows,

1.0   Definitions
1.1 New Definition. In addition to the terms defined in the Agreement, each of the following additional terms shall have the meaning ascribed to it below:


      1.1.1 OEM AccessPort or Rapport *********** shall mean the ********* Shiva AccessPort***************** product as described in Exhibit R and Exhibit S;



2.0   ****************** of the OEM AccessPort
2.1 Shiva's Obligations. Shiva will ********* the OEM AccessPort ********************************, as described in the Nortel AccessPort
**************** as set forth in Exhibit R and Exhibit S.



2.2   Nortel's Obligations.  Nortel will ****** the ******* contemplated in
Section 2.1 and ************ for the OEM AccessPort as set forth in Exhibit
R.



2.3 Ownership of the OEM AccessPort. Intellectual property rights associated with ************* features that ************** using *********-
provided tool kits shall be owned by ********.




Intellectual property rights associated with *************** features that ********** using ******* software and/or hardware shall be owned by ******** with **************************************** of such features determined by

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agreement between the parties. ******* hereby grants, with a full reservation of rights, to ******* a worldwide, ************, ************** perpetual license of such intellectual property rights to use, modify, sublicense, support, copy and distribute through multiple tiers of distribution, including ********* distributors, these intellectual property rights solely as they are incorporated into the OEM AccessPort. ********* hereby grants back to ******* a **********, worldwide, ***********, perpetual license to such modifications.  ***************************************************
**************************************************************************
*************************OEM AccessPort.



Intellectual property rights associated with ****** developed modifications using ******* developed software and/or hardware, including, but not limited to, ******************** and the ********************************** product,
(**** will be reviewed and determined between the parties), as described in Exhibit S, shall be owned by ***** with ************************************
of such features to ****** to be determined by agreement between the parties. ****** hereby grants to ****** a worldwide, *************, ****************
perpetual license of such intellectual property rights to use, modify, create derivative works, support, and copy these intellectual property rights solely as they are incorporated into the Shiva AccessPort. ***** hereby grants back to ******* a **************, worldwide, *************, perpetual licwense to modifications.



3.0   Manufacturing Rights
3.1 License Grant. Shiva hereby grants Nortel the option to manufacture the Rapport*************** at anytime, within the duration of the contract, according to Shiva's design specifications.



3.2 Shiva's Obligations. If Nortel elects to manufacture the OEM AccessPort subject to the terms of this Amendment, Shiva shall provide reasonable manufacturing transfer and consulting assistance as part of the license fee described in Section 3.3. Reasonable manufacturing transfer and consulting assistance shall include the following:

      (1) **********************************
      (2) *************************
      (3) ****************************************
      (4) *********************************************
      (5) **************************************
      (6) *********************************
      (7) ***************************
      (8) *****************************************
      (9) *********************************
     (10) ******************************************
     (11) ******************************************************************
	  **********

3.3 Nortel's Obligations. Nortel shall pay *************************** ********** to Shiva for rights to manufacture the OEM AccessPort and for reasonable consultation and training to assist Nortel with their initial manufacturing production run, as well as reasonable ongoing manufacturing support. Nortel will share with Shiva, product and quality improvement ideas as part of the ongoing process, as referenced in items 3.5 and 3.6, as well as include a comment such as "Access By Shiva" (to be determined by Shiva) in all ********** documentation, to *******************************
**********************************.  In addition Nortel shall

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pay Shiva a royalty, as defined in the royalty structure section 4.0 below, for the **************** to Nortel *************** directly, or via Nortel's
******************************.



3.4 Shiva Manufacturing Option. If Nortel is ********************** the Shiva AccessPort *********, the *******************************************
license fee shall **********. With Shiva's agreement, Nortel shall be *********************** the AccessPort for Shiva ************ and Shiva's
********************************.  Shiva has the right to ********** from ***
*****************************.


3.5 Shiva Manufacturing Consulting Support. Shiva will provide Nortel with reasonable consultation and training to assist Nortel with their initial manufacturing product run at Nortel as well as reasonable ongoing manufacturing support. Nortel will share with Shiva, product and quality improvement ideas as part of the ongoing process.

      Reasonable consultation, training and ongoing manufacturing support are defined as follows:

      A total of ****************** of support will be provided to Nortel by Shiva ******************************************************************* to
assist Nortel with their initial manufacturing production run, and will be effective with the signing of this Amendment. *****************************
****************************************************************************.
This *************** ongoing support related to changes resulting from the ECO/ECR process as well as Shiva's quarterly Manufacturing/Design review meetings.

3.6 Qualification Support. Nortel and Shiva agree to discuss proposed design and/or component changes, as well as share component sourcing information, on an ongoing basis. Nortel will be proactively included in Shiva's ECO/ECR process as well as Shiva's quarterly Manufacturing/Design review meetings. Major design discontinuities will require agreement between the parties and costs associated with the design discontinuities will be determined by the parties.


      Shiva will ********************************************************
(as listed in the document "Functional Specification for the Nortel AccessPort") for the Rapport*************. Nortel will not generally be responsible for the associated costs. In those countries where ********* *************************************requires incremental cost over and above that incurred by*******for the AccessPort********will review those costs with*******and decide whether or not to*****************************
*******************************will incur the cost of******************
*************************.


4.0   Royalty Structure
Nortel shall pay Shiva a royalty equivalent to a ****************** of *** ************* of the ******* price ************ of the product for volumes of ***************** units or greater, over a ****************** period, or a ********************************** of the *************** price of the product for volumes less than ************************ units, over a ****** ******* period. In each case, Nortel will pay a ******* of a ************* ******** royalty for each product within the *********** of the Agreement, or for the ********************* units (whichever comes first), if the *************** or *************** royalty is ************************.

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********  After the ********, or ****************** units, **************
************* royalty shall apply with a************************* in the
********** and a ************************** in the *********************.
Royalties for ****************** will be negotiated between the parties. A three months rolling forecast will be provided on a monthly basis (same as with **********) as well as a first year forecast for business planning purposes, independent of ***************** direction. Prior to Nortel manufacturing, Nortel will work with Shiva to purchase product/components directly from current Shiva suppliers, with the option to source from Nortel vendors of choice, with Shiva's prior agreement. In addition, Nortel and Shiva will discuss the options of sharing costs and sourcing of metal/ plastics components of tooling. Any component or overhead cost reductions will be passed through to Nortel.

Royalties for Nortel's ********************* will be calculated *********** **********************************************************, e.g. royalties owed would be calculated *************************************************
**************************************************************************
*****************************.

5.0   Annual *************, Maintenance and Software Support
5.1   Maintenance and Support
Shiva will provide ******** level support to Nortel, for the ************, similar to that described in Section 7 and Exhibit H of the Shiva/Nortel Agreement of May 15, 1995 for the ******* product. Nortel agrees to pay Shiva ********************************************* for maintenance and support of the *********, as described in Section 7 and Exhibit H of the Shiva/Nortel Agreement of May 15, 1995 for the ********* product, for the duration of this Agreement. During the term of any period for which Nortel has paid ************************************************, Shiva agrees to provide all Shiva software upgrades to Nortel ******************************
*******************.

5.2   **************************
Shiva will provide Nortel with a ********* of **************************
*************** and *****************************************************.
Nortel agrees to pay Shiva ***********************************************
*********************************.  Nortel will be the **************** of
Nortel ************ software to **************** (e.g., alpha trial, beta trial, early adopter trial, release version) *****************************
****************************************************************************
****************************************************************************
*****************************************************************************
****************************************************************************
***************************************.

6.0   General Changes to Agreement.
6.1   Exhibit R.  Exhibit R is added to the Agreement.
Exhibit S.  Exhibit S is added to the Agreement

6.2 Other Terms. Except as set forth above, all other terms and conditions of the Agreement remain unchanged.]

IN WITNESS of this Second Amendment to the Agreement the parties have executed this document on the dates set forth below.


SHIVA CORPORATION                   NORTHERN TELECOM LIMITED




Signature:/s/ Cynthia M. Deysher    Signature:/s/ John Ryan
	  ----------------------              ---------------------
Name:   Cynthia M. Deysher          Name:   John Ryan

Title:  Senior Vice President,      Title:  Vice President/General Manager,
	Finance and Administration,         Multimedia and Internet Solutions
	and CFO                             Enterprise Networks



				    Signature:/s/ David Archibald
					      -------------------

				    Name:   David Archibald

				    Title:  VP and Deputy General Counsel

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			       Exhibit R
		      OEM AccessPort Project Plan

		     NORTEL AccessPort Project Plan
			   Rapport ************

Revision History
Version   Author               Date       Comments

1.2       John Terzakis        10/15/96   Added review comments
1.1       John Terzakis        09/06/96   Added review comments
1.0       John Terzakis        08/28/96   Draft


			    Table of Contents

1.  Executive Summary
2.  Scope and Target Audience                                             4
3.  Related Documents                                                     4
4.  Deliverables                                                          5
5.  Engineering and Documentation                                         5
5.1 Hardware                                                              5
5.2 Standards and Approvals                                               5
5.3 Firmware                                                              5
5.4 Software                                                              6
5.5 Documentation and Online Help                                         6
5.6 Quality Assurance and Testing                                         6
6.  Manufacturing                                                         6
7.  Support and Service                                                   6
8.  Training                                                              7
9.  Marketing                                                             7
10. Estimated Costs                                                       7
10.1 Hardware                                                             7
10.2 Standards and Approvals                                              7
10.3 Firmware                                                             7
10.4 Software                                                             8
10.5 Documentation and Online Help                                        8
10.6 Quality Assurance                                                    8
10.7 Project Management                                                   9
10.8 Manufacturing Costs                                                  9
10.9 Overall Cost - Phase I                                              10
11. Schedule of Deliverables                                             10
12. Staffing                                                             11
13. Nortel Dependencies                                                  11
14. Shiva Dependencies                                                   11
15. Risks and Issues                                                     12


Executive Summary
The Rapport *********** is a family of ************************************
******************************************************************The first release of the Rapport *********** supports the following major features:
   *************************************************************************
   **********************
   *************************
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   ********************
   **********************************************
   ***************************************************
   ****************************************
   **********************************
   *********************************************************
   ****************************************************************
   *****************************************************************
   ********

The Rapport *********** family is based on the Shiva AccessPort product line. All labels, software and other markings will be ******************.
At initial release, the Rapport *********** will be available ****** ****************************. ***************** will be distributed in
************************************* will be distributed in ***************
*****. The software and documentation will be on 3.5" diskettes (subsequent releases may be on CD-ROM). In addition to the system unit and diskettes, the shipping box will also include ************************************
*****************. The Reference Guide will be packaged external to the shipping box. It may be included inside the box in a subsequent release, space permitting.

Scope and Target Audience
This document is intended for use by Shiva and Nortel engineering, documentation/information engineering, support, marketing, and manufacturing/operations departments for the development and planning of the Nortel Rapport *******************.

This document does not provide detailed descriptions of the features of the Rapport *********** family, nor does it provide a full functional and technical specification of the product family. For a complete functional and technical specification, see the related document ***********
****************************************.

This document does include the following information:
   An explanation of the primary features of the Rapport *********** product family
   Shiva and Nortel deliverables for the project
   Manpower and cost estimates for the Nortel modifications
   A schedule for the project

Related Documents
**********************************************************************
****************************
***************************************************************************
*************************************
****************************************************************************
****************************
***************************************************************************
***************************************************

Deliverables
The deliverables for the Rapport *********** are listed below.
***********************************
************
************
    *****************************************
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    *****************************************
    **************************************
    ********************************************
**************************************
**********************
    *************
    ****************
    ***************
    *****************
    **********************************************************
***************************************
************************************
    **********************
    ***********************
    *****
    **********

Note: All software, firmware, documentation, labels and other markings will be **************.

Engineering and Documentation
This section describes the modifications required to the standard Shiva AccessPort product to create a Nortel Rapport *********** product.

Hardware
The hardware components for the Shiva AccessPort include:
    ***
    *************************************
    *********
    ******

No modifications are presently required for ***********************. Shiva will obtain **********************************************************
********.  ****************************************************** Shiva or
AccessPort **************************** Nortel or Rapport ***********.

Standards and Approvals
Shiva has obtained (and is in the process of obtaining) various ************ *************** approvals for the AccessPort product. ***** will submit the required paperwork to the same regulatory agencies to obtain approvals for the Nortel Rapport *******************. A list of the required approvals can be found in the document ****************************************
***********.  The costs of these approvals are ***********************
*********************. Approvals for ************* will have **************.

Firmware
******************************** AccessPort firmware **********.  The following items will have to be modified:
    ************
    ************
    *************

**********************************************.  For a complete list of firmware features, consult the document *********************************
******************.

Software
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The standard software components for the Shiva AccessPort include:
    *********************************************************
    ******************************************
    *************************************************************************
    *******
    ***************************************************

The parts of the software that will require modification for Nortel include:
    *****
    ******************************
    *********************************************
    *********************************
    *************************
    *************
In addition, labels on diskettes and/or CD-ROMs will be ******************. A detailed description of these software components and the specific modifications required to them appear in the document ***********
****************************************.

Documentation and Online Help
The standard components of the Shiva AccessPort documentation and online help include:
    **********************************************************************
    *******
    ***************************
    ******************************
    *******************************************************************
    ********************
    ************************************
    ****************************************************

Shiva will *************************** with the ******************
**********. Shiva will provide Nortel with the release notes, readme documents, Reference Guide and Quick Start Guide so that Nortel can ******** ****************. The *********************** will not be available for the first release. Nortel may produce its own version based on the Shiva AccessPort ******.

All software and documentation will be on 3.5" diskettes for Nortel.

Quality Assurance and Testing
Once the Nortel ********************** have been made to the software and firmware, the entire product will be subjected to ****************** by the *****************************. In addition, the online help files and documentation will be checked for **********************.

It is anticipated that there will be close collaboration between the Nortel and Shiva Quality Assurance groups during the entire development process.
****************************************************************************
Rapport ****************************************************.

Manufacturing
***** will manufacture the initial production units of the Rapport **** *****************. It is anticipated that *******************************
manufacture of the product. ***** will provide ******************* ****************** to manufacture the product, as specified in the contract
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Support and Service
****** will provide level 1 and level 2 support for the Rapport ***********. ***** will provide level 3 support. Details and cost of this support and service are specified in the contract.

Training
******************************************************Rapport*************
and the AccessPort******************************************************
********************AccessPort**************************.  Any additional training requirements (on site at Nortel, instructor notes, etc.) will have to be negotiated. *****************************************************
********************************************************************
***************************.

Marketing
Project-specific marketing tasks will be developed in the context of an overall Nortel marketing plan developed through the close collaboration of the Shiva and Nortel marketing teams. These tasks will not be tracked as part of the project.

However, the Nortel marketing team is expected to provide information and updates on any requirements for marketing activities (e.g., equipment for trade shows, photo shoots, demonstration purposes, etc.) as soon as possible to the Nortel and Shiva project leaders. This ensures proper planning and assists in determining the existence of any schedule conflicts.

Estimated Costs
The estimated manpower and costs for the tasks associated with the******* **********************AccessPort appear in the following sections. These are for reference purposes only and *************************************
*******************************************************.

Hardware
All changes to the AccessPort hardware required for *************** will be handled by *******************. ************************** are presently anticipated.

Standards and Approvals
***** will submit the necessary paperwork to obtain agency approvals (as listed in the document **************************************** AccessPort")
for the Rapport ***********.


Task                                        Estimated Cost
					      (man-weeks)
Engineering support for agency approvals           *
			  # of man-weeks           *
				   TOTAL          *****

Firmware
The Shiva AccessPort firmware ****************************************.


Task                                        Estimated Cost
					      (man-weeks)
***** Firmware                                     *
			 # of man-weeks            *
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				  TOTAL           *****

Software
The *********************************************************************
***************************************************************************
***************************** in the Shiva AccessPort software *******
************************************ will be **************.



Task                                        Estimated Cost
					      (man-weeks)
Modifications to **************                    *
Modifications to **************************        *
Modifications to ******************                *
			    # of man-weeks         *
				     TOTAL        ****

NOTE:  The initial release of the Rapport *********************************
******************************.  When a Shiva AccessPort module is
******************************************************************** will be required to *******************.

Documentation and Online Help
**************** the online help files with the appropriate ****** **********. All other documentation will be *****************. Shiva will provide Nortel with those documents.


Task                                        Estimated Cost
					      (man-weeks)
********* Customization & Testing                  *
Project Management                                 *
			    # of man-weeks         *
				     TOTAL        *****

NOTE:  The initial release of the Rapport *********************************
******************************.  When a Shiva AccessPort module is
*************************************************************************
****** will be required to *******************.

Quality Assurance
In addition to the development testing of each of the components of the project, ******************************** is responsible for testing the Rapport *********** product as a whole, including *************************
*****************. These tests will be run based upon the standard test plans used for the base Shiva product line.

The Quality Assurance cost estimate does not include ************************
*************************************************************


Task                                        Estimated Cost
					      (man-weeks)
Design Test Plan                                   *
Execute Test Plan                                  *
			    # of man-weeks         *
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				     TOTAL        *****

Project Management
The Rapport *********** project will require ********************************
************************************************* has overall project responsibility:  *****************************************************
***********************************************************************
**********************************************************************
********************************************.  The elapsed time for the project is *******. Project management will be required at about ******** for most of the project.

Description                                 Estimated Cost
					      (man-weeks)
Project Management                                 *
			    # of man-weeks         *
				     TOTAL        *****

Manufacturing Costs
The Rapport *********** will require **********************************
**************************************************************************
(************************. In addition, manufacturing support will be required for *******************************************************
***********************************.

Task                                        Estimated Cost
					      (man-weeks)
Manufacturing Support ********************         *
			    # of man-weeks         *
				    TOTAL          *****

NOTE:  This estimate does not include *************************************
**********************************************.  ********************.

Overall Cost - Phase I
The total non-reoccurring engineering and additional costs for the first phase of project are as follows:

Task                                        Estimated Cost
					       (dollars)
Hardware                                        **
Standards and Approvals                         *****
Firmware                                        *****
Software                                        *****
Documentation & Online Help                     *****
Quality Assurance                               *****
Project Management                              *****
Manufacturing costs                             *****
				    TOTAL       *****

Schedule of Deliverables
The initial milestones for the Rapport *********** project are shown below.

Milestone                                                    Who      Date

Preliminary ************************************             *****    *******
Preliminary ************************************************ *****    *******
********** AccessPort **************************             *****    *******
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********** AccessPort **************************             *****    *******
Shiva AccessPort ***                                         *****    *******
********** AccessPort ***********************                *****    ******
Nortel ***********************************************       ******   ******
Preliminary **********************                           *****    ******
Preliminary **********************************               *****    ******
Nortel **************************                            *****   ********
Nortel **************************                            *****   ********
Nortel ***********************************                   *****   ********
Nortel ************************                              ******  ********
Nortel ***************************                           ******  ********
Nortel AccessPort ***                                        *****   ********
Nortel AccessPort ***                                        *****   ********
Nortel AccessPort *************************                  *****   ********

Staffing
Shiva
*********************************************
**********************
**********************
**********************
***********************************************
****************************************************
*****************************************************
****************************************************

Nortel
***********************************************
****************************
************************************************
*************************************************
**************************
******************************

Nortel Dependencies
The following is a list of Nortel dependencies that affect the schedule.
*****************************************************************************
*****
    *************************************************
    *****************************************
    **************************************************
    *************************************************************
    ********************************************
    ***********************************************

Shiva Dependencies
The following is a list of Shiva dependencies that affect the schedule.
    ****************************************************

Risks and Issues
The following will be a list of risks and open issues that affect the schedule.
Risks:
**  ********* in the Shiva AccessPort ************************************
    ****** the Rapport ********************.
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Issues:
1.  ****** requirements ********************************** of the Rapport
    ****
******.
2.  Any change in the ******************** for the Rapport *****************
    *******************.


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				 Exhibit S
			  Nortel OEM Requirements

Nortel will ************************** the Shiva AccessPort, similar to the Rapport ******************************. Shiva shall, on an ongoing basis,
**************************************************************************
***************, for the annual *************************.

Shiva shall certify Nortel's *********** based on the Nortel priority certification list as used for the Rapport *********, for those countries which both Shiva and Nortel intend to sell their respective products.
Nortel will only be responsible for Nortel specific certification in those countries where Nortel intends to sell the *********** and which Shiva has no intention of selling their AccessPort. If Nortel manufactures the **** ****** and re-certification is required in countries where Nortel intends to sell, or is selling, the ***********, then Nortel will be responsible for Nortel specific certification.

***** shall provide ****** with a project plan for each release of the AccessPort software and/or hardware (**************************.

Nortel shall have the option to ******************************************
**************************************************.  An annual fee *******
********** and is *******************************************************
***********************.

Nortel Specific (Proprietary) Features

It is Nortel's intention to **********************************************
*************************************************.  Nortel and Shiva will determine which development approach is most appropriate for delivering the requested features *******************************************************
*****************************************************************.  These
functions will include, but are not limited to, the following:
************************
	***********************
**************************************
	**********************************
	********************
	*******************************

Notes:  1. ***************************************** will be sold as part of the Nortel Rapport *****.

The project plan for the ***************************** product will be developed by **************** and will be finalized ***********************
**********************************************************************
************************************************************************
***********************************.



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